Business combinations and capital reorganization	12 Months Ended
Dec. 31, 2022
Business Combination [Abstract]
Business combinations and capital reorganization	Business combinations and capital reorganization
Merger between Allego Holding B.V. and Spartan Acquisition Corp. III (the "SPAC Transaction”)
On July 28, 2021, Allego Holding and Spartan signed a Business Combination Agreement ("BCA"). Prior to the SPAC Transaction, Spartan was listed on the NYSE in the United States (NYSE: SPAQ).
In connection with the merger, Athena Pubco B.V. — a private limited liability parent company (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law — was incorporated by Madeleine (the Company’s then immediate parent entity) on June 3, 2021. This newly incorporated entity acquired 100% of the outstanding equity of Allego Holding and Spartan. As a result of the merger, Spartan ceased to exist. The Group received €146,035 thousand ($161,080 thousand1) of gross proceeds[2] from a combination of a PIPE offering of €136,048 thousand ($150,000 thousand1) at €9.07 ($10.001) per share, along with €9,987 thousand ($11,080 thousand1) of cash held in trust by Spartan after redemptions. Meridiam — the existing shareholder of the Company — rolled 100% of its equity and, together with management and former advisors, retained 82% of the combined entity.
On March 9, 2022, Spartan convened a special meeting of stockholders (“the Special Meeting”). At the Special Meeting, Spartan’s stockholders approved the business combination proposal.
On March 16, 2022 (“the closing date”), the following transactions occurred pursuant to the terms of the BCA:
•Athena Pubco B.V. changed its legal form from a private limited liability company to a public limited liability company (naamloze vennootschap), changed its name to Allego N.V. and entered into the Deed of Conversion containing the Articles of Association of Allego N.V.
•The Group’s shareholder loans of €101,931 thousand were converted into equity.
•The Company consummated the previously announced business combination pursuant to the terms of the BCA and became a publicly traded company on the NYSE.
On March 17, 2022, trading in the new public company commenced on the NYSE. The new public company — Allego N.V. — trades under the Allego name under the ticker symbol “ALLG”.
The fair value of Spartan’s net assets at the closing date amounted to negative €71,117 thousand, consisting of cash and cash equivalents of €10,079 thousand, receivable balances of €5,185 thousand, warrant liabilities of €42,253 thousand and transaction costs liabilities of €44,128 thousand.
The fair value of the Company’s shares exchanged in the transaction to Spartan amounts to €87,597 thousand, resulting in a difference with the net assets of Spartan of €158,714 thousand. The difference is considered as an expense and has been recognized in general and administrative expenses in the consolidated statement of profit and loss of the Group at the closing date, representing the costs of service in respect of the stock exchange listing for Spartan’s shares.
Treatment of transaction costs
The total costs incurred in relation to the SPAC Transaction were analyzed to determine which were directly attributed to the issuance of new shares and therefore are to be deducted from equity directly instead of being recognized in the consolidated statement of profit or loss. Transaction costs incurred of € nil (December 31, 2021: €1,059 thousands) were directly attributable to the issuance of new shares and have been deducted from share premium. Transaction costs incurred of €7,190 thousand (December 31, 2021: €6,145 thousand) were not directly attributable to the issuance of new shares. These transaction costs have been recorded in the consolidated statement of profit or loss, within general and administrative expenses.

[1] Translated at the EUR/USD exchange rate as at March 16, 2022.
[2] Gross proceeds: not inclusive of transaction expenses.
Impact of the SPAC Transaction on loss per share
Upon the completion of the SPAC Transaction the already existing 124 shares in Allego Holding were exchanged for 235,935,061 shares with no cash contribution being made. As such, the exchange ratio used at March 16, 2022, has been deemed to be 1,902,702.
The contribution in kind of Spartan shares modified the number of ordinary shares with a change in resources (the net assets of Spartan are new in the Allego Group and are considered a change in resources). Therefore, such new shares would impact the weighted average number of ordinary shares outstanding from March 16, 2022. Consequently, the weighted average number of ordinary shares outstanding for basic and diluted earnings per share (“EPS”) for the prior periods is as follows:

	December 31, 2021	December 31, 2020
Shares for basic EPS Allego Holding	100	100
Exchange ratio	1,902,702	1,902,702
Adjusted number of shares	190,270,211	190,270,211
Acquisition of Mega-E (asset acquisition)
On March 16, 2022, the Group consummated the previously announced business combination pursuant to the terms of the BCA and became a publicly traded company on the NYSE. This resulted in the Group being able to exercise its call option right to acquire Mega-E, pursuant to the terms of the Mega-E Option. The Mega-E Option provided the Group with potential voting rights which are considered substantive as of March 16, 2022, the date when all conditions outlined in the Mega-E Option were met.
Mega-E is a company whose main activity relates to operating charging points for vehicles in Europe as well as holding and financing its subsidiaries and associated entities, The Group has a long-standing pre-existing relationship with Mega-E, in which the parties have jointly entered into several development and O&M contracts to construct and operate charging stations across Europe. The acquisition of Mega-E brings critical access to new customers within the Group, as well as the creation of numerous operational synergies in the delivering development and O&M contracts to existing customers. The Group paid in exchange of Mega-E a total purchase consideration of €10,594 thousand comprising of €9,456 thousand for the shares, and €1,138 thousand for the accrued interest on the deferred purchase price. As described in Note 3, the transaction has been accounted for as an acquisition of assets due to Mega-E not meeting the definition of a business under IFRS 3 Business Combinations.
The assets and liabilities recognized as a result of the acquisition on March 16, 2022, are as follows:

(in €‘000)	Fair value
Property, plant and equipment	90,651
Right-of-use assets	11,055
Lease liabilities	(11,055)
Borrowings (current)	(23,398)
Other working capital (excl. cash and cash equivalents)	166
Cash and cash equivalents	874
Net identifiable assets acquired	68,293

Less: non-controlling interest	(1,259)
Net assets acquired	67,034
Property, plant and equipment
The property, plant and equipment was initially measured at cost by allocating the purchase price based on the relative fair values of the assets.
Lease liabilities and right-of-use assets
The acquired lease liability was measured using the present value of the remaining lease payments at the acquisition date. The right-of-use assets were measured at an amount equal to the lease liabilities and adjusted to reflect the terms of certain leases relative to market terms.
Non-controlling interest
The Group has chosen to recognize the non-controlling interest at its fair value for this acquisition. Mega-E has 100% interest in its subsidiaries, except for GreenToWheel SAS (“GreenToWheel”) in which it holds an interest of 80%, resulting in a 20% Non-controlling Interest (“NCI”). The fair value of the non-controlling interest in GreenToWheel has been determined based on the fair value of the net identifiable assets acquired.
Acquisition of MOMA (business combination)
On March 26, 2021, the Group entered into two option agreements, pursuant to which the Group was entitled to purchase shares representing 8.50% of the share capital (on a fully diluted basis) of MOMA, a service provider for the Group’s EV Cloud platform (the "Direct MOMA Shares) — and 100% of Oury-Heintz Energie Applications SA ("OHEA"), which held 42.0% of the share capital of MOMA (the "Indirect MOMA Shares"). The provisions of the shareholder’s agreement of MOMA include drag-along rights. Consequently, the Group was required to acquire the remaining 49.50% of the share capital of MOMA upon exercising its option rights, under similar terms and conditions as the original option agreements. On September 28, 2021, the Group extended the option agreements under similar terms and conditions as the original option agreements.
On April 26, 2022, the Group exercised its second purchase option and drag-along rights to purchase the Direct MOMA Shares, simultaneously signing and closing the acquisition of the Indirect MOMA Shares pursuant to the exercise of the first purchase option. Consequently, on June 7, 2022, the Group closed two separate share and sale purchase agreements (the “Agreements”) to acquire shares representing 100% of the share capital of MOMA in a business combination agreement (the “MOMA Business Combination”).
On June 7, 2022, the transfer of 159,995 ordinary shares representing 100% of the issued share capital of MOMA was completed. On the same date, a cash payment of €30,000 thousand being an amount of 50% of the total purchase price consideration for the MOMA acquisition, was paid into the respective bank accounts of the selling shareholders (the “First Installment”). On July 29, 2022 the Group has settled the second installment of €30,000 thousand, representing the remaining 50% of the total purchase price consideration payable for the acquisition in accordance with the terms of the Share Purchase agreement. The fair value of the option was € nil on June 7, 2022, the exercise date of the option. For further details see Note 19.
The primary reason for the business combination is for the Group to bring the critical support provided by MOMA for its EV Cloud platform within its own operations. Additionally, the acquisition of MOMA brings access to new markets as well as services within the Group, to better meet the needs of its customers. The financial results of MOMA have been included in the consolidated financial statements from the acquisition date.
The following table summarizes the estimated fair values of identifiable assets acquired and liabilities assumed as of the acquisition date (June 7, 2022).

(in €‘000)	Fair value
Property, plant and equipment	181
Right-of-use asset	1,594
Other financial assets	41,984
Derivatives	255
Trade and other receivables	3,240
Intangible Assets	8,681
Cash and cash equivalents	1,343
Prepayments	—
Current Tax Liabilities	(405)
Defined benefit provision	(386)
Deferred tax liabilities	(3,044)
Lease Liabilities	(1,594)
Trade and other payables	(2,587)
Net identifiable assets acquired	49,262

Add: goodwill	10,724
Net assets acquired	59,986
Intangible assets

Customer relationships
The Group obtained two existing customer contracts, assessed as customer relationships in accordance with IFRS 3. The fair value of these assets is determined using the multi-period excess earnings method (“MEEM”), which is a valuation technique that estimates the fair value of an asset based on market participants’ expectations of the cash flows associated with that asset over its remaining useful life. The fair value of the customer relationships is based on an estimate of positive future cash flows associated with incremental profits related to excess earnings, discounted with a post-tax discount rate.

Internally developed software
The internally developed software consists of the capitalized annual IT development costs less accumulated amortization.
Other financial assets (non-current)
An investment in equity securities is presented under other financial assets (non-current). The fair value of this financial asset was determined through an analysis of a recent transaction based on observable market inputs as detailed further in Note 31.
Derivatives

The Group obtained certain potential economic rights associated with a portion of the shares held by the Group in Voltalis. These rights provide the Group with the option to convert these rights into additional ordinary shares upon the occurrence of a Triggering Event. A Triggering Event is a majority disposal, public listing or a joint decision of an extraordinary general meeting of the shareholders to convert the shares of Voltalis. The Group has determined that these economic rights classify as derivatives.

Given that these rights would be derived from the outcomes of a specific Triggering Event scenario, a probability-weighted equity return method was historically applied in order to value the payouts under the economic rights. Under this approach, the payouts were estimated based upon an analysis of future values for Voltalis, assuming various probable Triggering Event scenarios, each with their own probability attached.
During the year the Group has waived these potential economic rights associated with a portion of the ordinary shares held by the Group in Voltalis. Please refer to Note 7.
Trade and other receivables
Trade receivables with a fair value of €2,642 thousand and gross contractual amount of €2,642 thousand were acquired, of which € nil is not expected to be collected. Other receivables include deposit receivables and current tax receivables with a fair value of €598 thousand and an equivalent gross contractual amount.
Current Tax Liabilities
Current tax liabilities of €405 thousand relating to income tax payables were acquired.
Lease liabilities and right-of-use assets
The acquired lease liabilities were measured at the present value of the remaining lease payments at the acquisition date. The right-of-use assets were measured at an amount equal to the lease liabilities.
Deferred tax liabilities
A deferred tax liability was recognized in relation to the fair value step-up on the investment in equity securities. This liability represents the taxable portion of capital gain that could potentially arise from future dilution of the interest of the Group in the investment.
Pro forma impact on revenues and net profit
From the acquisition date to December 31, 2022, the acquired business of MOMA contributed revenues of approximately €3,108 thousand and net loss of approximately €2,189 thousand to the Group. If the acquisition had occurred on January 1, 2022, the Group’s consolidated revenues and consolidated net loss after tax for the year ended December 31, 2022, would have been €136,015 thousand and €302,605 thousand respectively. These amounts have been calculated using the results of the Group and subsidiary and adjusting them for the following:
•differences in the accounting policies between the Group and the subsidiary;
•the additional interest on lease liabilities and depreciation on right-of-use assets that would have been charged assuming leases would have been accounted under IFRS 16 Leases from January 1, 2022, together with the consequential tax effects;
•the removal of the fair value movements in the purchase option to acquire MOMA from January 1, 2022.
The following table summarizes the operating results of MOMA that were included in the consolidated statement of profit or loss for the year ended December 31, 2022.

(in €‘000)	December 31, 2022
Revenue	3,108
Cost of sales	—
Other income	428
Selling and distribution expenses	(231)
General and administrative expenses	(4,785)
Operating loss	(1,480)

Finance costs	(55)
Loss before income tax	(1,535)

Income tax	(654)
Loss for the year	(2,189)
Calculation of goodwill
Goodwill arising from the MOMA acquisition was determined as follows:

(in €‘000)	As at the acquisition date (June 7, 2022)
Cash consideration paid	59,986
Total consideration transferred	59,986

Less: fair value of identifiable net assets acquired	49,262
Goodwill	10,724
Goodwill recognized on the MOMA acquisition relates to the expected growth, synergies and intellectual capacity of the acquired workforce, which cannot be separately recognized as an intangible asset. This goodwill is not expected to be deductible for tax purposes.
Acquisition-related expenses
Acquisition-related expenses of €248 thousand have been recognized in the consolidated statement of profit or loss, within general and administrative expenses.